UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 31, 2003

ANSYS. INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20853	04-3219960
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Technology Drive, Canonsburg, PA		15317
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (724) 746-3304

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)

Exhibits

Exhibit Number	Description

99.1	Press Release of the Registrant dated July 31, 2003

Item 9. Regulation FD Disclosure

The Information contained in this Item 9 of this Current Report on Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On July 31, 2003, ANSYS, Inc. issued an earnings release announcing its financial results for the second quarter ended June 30, 2003. A copy of the earnings release is attached as Exhibit 99.1

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANSYS, INC. (Registrant)

Date: July 31, 2003	By: /s/ MARIA T. SHIELDS

Maria T. Shields – Chief Financial Officer,

VP of Finance and Administration

(Ms. Shields is the Principal Financial and Accounting Officer and has been duly authorized to sign on behalf of the Registrant)